                         NOTICE OF INTENTION TO ORGANIZE
                              A STOCK SAVINGS BANK
                              (FIRST INTERIM BANK)

         The undersigned, as proposed incorporators, being natural persons and citizens of the United States of America, hereby notify the Director of Financial Institutions of their intent to organize an interim stock savings bank to facilitate a plan of reorganization and the formation of bank holding company pursuant to the Agreement and Plan of Merger enclosed herewith. The undersigned incorporators, in light of the requirements set forth in RCW 32.08.020, hereby certify the following:

         1.    The name of the proposed bank is First Interim Bank.
         2. The place where the bank is to be located and its business transacted is 400 - 108th Avenue NE, Bellevue, Washington 98004.
         3.    The names of each of the incorporators is set forth below:

         NAME
-------------------------  -------------------------  -------------------------
James J. Doud, Jr.         Mary Case Dunnam           Janine Florence
-------------------------  -------------------------  -------------------------
F. Kemper Freeman, Jr.     Victor E. Parker           Richard S. Sprague
-------------------------  -------------------------  -------------------------
George W. Rowley, Jr.      William E. Tremper         John R. Valaas
-------------------------  -------------------------  -------------------------
H. Scott Wallace           Robert C. Wallace
-------------------------  -------------------------  -------------------------

         The undersigned incorporators have executed this Notice of Intention to Organize a Stock Savings Bank in triplicate signed originals on April 22, 1999.


/s/ James J. Doud, Jr.                          /s/ George W. Rowley, Jr.
-------------------------                       -------------------------
James J. Doud, Jr.                              George W. Rowley, Jr.

/s/ Mary Case Dunnam                            /s/ William E. Tremper
-------------------------                       -------------------------
Mary Case Dunnam                                William E. Tremper

/s/ Janine Florence                             /s/ John R. Valaas
-------------------------                       -------------------------
Janine Florence                                 John R. Valaas

/s/ F. Kemper Freeman, Jr.                      /s/ H. Scott Wallace
-------------------------                       -------------------------
F. Kemper Freeman, Jr.                          H. Scott Wallace

/s/ Victor E. Parker                            /s/ Robert C. Wallace
-------------------------                       -------------------------
Victor E. Parker                                Robert C. Wallace

/s/ Richard S. Sprague
-------------------------
Richard S. Sprague

                            FIRST MUTUAL SAVINGS BANK
                              Bellevue, Washington

                      AGREEMENT AND PLAN OF REORGANIZATION
                                   AND MERGER

         THIS AGREEMENT AND PLAN OF REORGANIZATION AND MERGER ("Agreement"), dated as of May 12, 1999, is made by and between First Mutual Savings Bank ("First Mutual"), a stock savings bank chartered under Title 32 of the Revised Code of Washington as amended ("RCW 32"); the corporation formed as a subsidiary of First Mutual to become its bank holding company and which will sign below ("Holding Company"), a Washington corporation; and First Interim Bank ("Interim"), a to-be-formed interim savings bank chartered under RCW 32.

         The parties hereto desire to enter into this Agreement and Plan of Reorganization whereby First Mutual will reorganize into the holding company form of ownership. The reorganization will be accomplished by the following steps: (i) the formation by First Mutual of a wholly-owned, first-tier subsidiary (Holding Company), incorporated under Title 23B, RCW; (ii) the formation of Interim, which will be wholly-owned by Holding Company immediately prior to the reorganization; and (iii) the merger of Interim with and into First Mutual ("Merger") under the Amended Charter and Articles of Incorporation of First Mutual. The separate existence of Interim and First Mutual shall cease as a result of the Merger and the name of the surviving banking corporation after the Merger will be "First Mutual Bank" ("Resulting Bank").

         Pursuant to the Merger: (a) all of the issued and outstanding shares of common stock, $1.00 par value per share, of Holding Company ("Holding Company Common Stock") held by First Mutual will be canceled; (b) all of the issued and outstanding shares of common stock, $1.00 par value per share, of First Mutual ("First Mutual Common Stock") will automatically be converted by operation of law on a one-for-one basis into an equal number of issued and outstanding shares of Holding Company Common Stock; (c) all of the issued and outstanding shares of common stock, $1.00 par value per share of Interim ("Interim Common Stock") will automatically be converted by operation of law into a number of issued and outstanding shares of common stock $1.00 par value per share of Resulting Bank equal to the number of shares of common stock of First Mutual on the effective date of the Merger ("Resulting Bank Common Stock"), which will be all the issued and outstanding shares of Resulting Bank Common Stock.

         NOW, THEREFORE, in order to consummate this Agreement, and in consideration of the mutual covenants herein set forth, the parties agree as follows:

                                    ARTICLE 1
             MERGER OF INTERIM INTO FIRST MUTUAL AND RELATED MATTERS

        1.1 MERGER. On the Effective Date, Interim will merge with and into First Mutual pursuant to the authority given by and in accordance with the provisions of RCW 32, as amended, and the separate existence of Interim will cease. The surviving banking corporation after the Merger will be named "First Mutual Bank" and is referred to herein as the "Resulting Bank".

        1.2 ARTICLES OF INCORPORATION AND BYLAWS. The Amended Charter and Articles of Incorporation of First Mutual prior to the Effective Date shall be the Articles of Incorporation of Resulting Bank , except that Article I of the Articles of Incorporation of Resulting Bank shall be amended and restated as follows:

        THE NAME OF THE CORPORATION SHALL BE FIRST MUTUAL BANK.

             The Bylaws of First Mutual as in effect immediately prior to the Effective Date shall be the Bylaws of the Resulting Bank.

        1.3 TRANSFER OF INTERESTS. All rights, franchises and interests of First Mutual and Interim in and to every type of property (real, personal and mixed) and choses in action shall be transferred to and vested in Resulting Bank by virtue of the Merger without any deeds or other documents of transfer; Resulting Bank, without any order or other action on the part of any court or otherwise, shall hold and enjoy all rights of property, franchises and interests, including powers, appointments, designations and nominations and all other rights and interests as trustee, executor, administrator, agent registrar of stocks and bonds, guardian of estates, assignee, receiver, and in every other fiduciary capacity, in the same manner and to the same extent as such rights, franchises and interests were held and enjoyed by First Mutual or Interim at the time the Merger became effective.

        1.4 LIABILITIES. Resulting Bank shall be liable for all of the liabilities of First Mutual and Interim, and all deposits, debts, liabilities, obligations and contracts of First Mutual or Interim, matured or unmatured, accrued, absolute, contingent or otherwise, whether or not reflected or reserved against on the books of account or records of First Mutual or Interim, shall be those of Resulting Bank and shall not be released or impaired by the Merger; and all rights of creditors and other obligees and all liens on property of First Mutual or Interim shall be preserved unimpaired.

        1.5 CONTINUATION OF BUSINESS. From and after the Effective Date, and subject to the actions of the Board of Directors of First Mutual, the business presently conducted by First Mutual (whether directly or through any subsidiaries) will be conducted by Resulting Bank, as a wholly-owned subsidiary of Holding Company. The home office and branch offices, if any, of First Mutual in existence immediately prior to the Effective Date shall be the home office and branch offices of Resulting Bank from and after the Effective Date.

1.6 BOARD OF DIRECTORS AND OFFICERS OF RESULTING BANK. The directors of First Mutual immediately prior to the Effective Date, as named on Schedule 1.6(a), will be the members of the board of directors of Resulting Bank unless, prior to the Effective Date any one or more of the persons named in Schedule 1.6(a) shall die or resign or become unable to serve, in which event the remaining persons named in Schedule 1.6(a) shall be the directors of Resulting Bank as of the Effective Date. Unless otherwise agreed by the parties, the executive officers of Resulting Bank at the Effective Date of the Merger shall be those persons whose names are set forth on Schedule 1.6(b).

        1.6 BOARD OF DIRECTORS OF HOLDING COMPANY. The board of directors of Holding Company existing prior to the Effective Date shall continue in that capacity.

                                    ARTICLE 2
                               CONVERSION OF STOCK

        2.1 CANCELLATION, CONVERSION AND ISSUANCE OF SHARES. The terms and conditions of the Merger, the mode of carrying the same into effect, and the manner and basis of converting the respective common stock of the parties pursuant to this Agreement shall be as follows:

             2.1.1 CANCELLATION OF SHARES. On the Effective Date, all shares of Holding Company Common Stock held by First Mutual shall be canceled and shall no longer be deemed to be issued and outstanding for any purpose.

             2.1.2 CONVERSION OF FIRST MUTUAL SHARES. On the Effective Date, each share of First Mutual Common Stock issued and outstanding immediately prior to the Effective Date shall automatically by operation of law be converted into and shall become one share of Holding Company Common Stock. All shares of Holding Company Common Stock into which shares of First Mutual Common Stock shall have been converted pursuant to this Article 2 shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted shares.

             2.1.3 CONVERSION OF INTERIM SHARES. All shares of Interim Common Stock issued and outstanding immediately prior to the Effective Date shall be owned by Holding Company and shall, on the Effective Date, automatically by operation of law be converted into and become a number of shares of Resulting Bank Common Stock equal to the number of shares of common stock of First Mutual outstanding on the effective date of the Merger, and all of such shares will be held by Holding Company.

             2.1.4 FRACTIONAL SHARES. No fractional shares of common stock shall be issued by Holding Company. All fractional shares of Holding Company Common Stock to which a holder of First Mutual Common Stock would otherwise be entitled shall be aggregated. Except as otherwise provided in this paragraph, if a fractional share results from such aggregation, such stockholder, after the later of the Effective Time or the surrender of such shareholder's certificate or certificates which represented such shares, shall be entitled to receive from Holding Company, in lieu of such fractional shares of stock, an amount in cash, without interest, which is equal to the product of such fraction multiplied by the mean of the closing "bid" price per share for First Mutual Common Stock for the 20 trading days immediately preceding the Closing as reported by the National Association of Securities Dealers, Inc.

             2.1.5 EXCHANGE OF FIRST MUTUAL SHARE CERTIFICATES. After the Effective Date of the Merger, the holders of certificates formerly representing First Mutual Common Stock shall cease to have any rights with respect to First Mutual, other than any applicable rights derived through ownership of Holding Company shares. After the Effective Date, each certificate that represented shares of First Mutual Common Stock shall, for all purposes, be automatically deemed to evidence an equal number of shares of Holding Company Common Stock. Holders of existing First Mutual certificates will not be required to exchange their Common Stock certificates for new certificates evidencing the same number of shares of Holding Company Common Stock. The current transfer agent and registrar for First Mutual Common Stock will act in the same capacity for Holding Company Common Stock.

             2.1.5 SURRENDER OF INTERIM SHARE CERTIFICATES. After the Effective Date, each certificate that represented shares of Interim Common Stock shall, for all purposes, be automatically deemed to evidence an equal number of shares of Resulting Bank Common Stock. Holding Company will not be required to exchange its Interim Common Stock certificates for new certificates evidencing the same number of shares of Resulting Bank Common Stock. If, in the future, Resulting Bank determines to effect an exchange of stock certificates, instructions will be sent to all then holders of record. The transfer agent and registrar for the Interim Common Stock will act in the same capacity for the Resulting Bank Common Stock.

                                    ARTICLE 3
                                    EMPLOYEES

        3.1 EMPLOYEES. It is the desire and intent of the parties hereto that all the present employees of First Mutual shall continue, after this merger, in the service of Resulting Bank, subject to applicable personnel policies.

        3.2 EMPLOYEE BENEFITS. The parties agree that Resulting Bank will provide benefits for Resulting Bank employees that are in the aggregate substantially equivalent to the benefits provided to First Mutual employees, except to the extent that Holding Company chooses to provide and administer such benefits; provided, however, that nothing contained herein shall be considered as requiring Holding Company or Resulting Bank to continue any specific plan or benefit or as precluding amendments to any specific plan or benefit; and provided further, that nothing expressed or implied in this Agreement shall confer upon any employee, beneficiary, dependent, legal representative or collective bargaining agent of such employee any right or remedy of any nature or kind whatsoever under or by reason of this Agreement, including without limitation any right to employment or to continued employment for any specified period, at any specified location or under any specified job category.

                                    ARTICLE 4
                                   CONDITIONS

        4.1 CONDITIONS PRECEDENT TO CLOSING. The respective obligations of First Mutual, Holding Company and Interim to effect the Merger and otherwise consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions:

             4.1.1 BOARD APPROVAL. The Boards of Directors of First Mutual, Holding Company and Interim must each approve the Merger by a two-thirds vote.

             4.1.2 REGISTRATION AND COMPLIANCE WITH "BLUE SKY" LAWS. If required by applicable law, the shares of Holding Company Common Stock to be issued to the holders of First Mutual Common Stock pursuant to the Merger shall have been duly registered pursuant to Section 5 of the Securities Act of 1933, as amended; and the Holding Company shall have complied with all applicable state securities or "blue sky" laws relating to the issuance of the Holding Company Common Stock.

             4.1.3 GOVERNMENTAL APPROVAL. Any and all approvals from the Federal Reserve Board ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Washington Department of Financial Institutions ("Department"), the Securities and Exchange Commission ("SEC") and any other person or governmental agency having jurisdiction necessary for the lawful consummation of the reorganization or Merger and the issuance and delivery of the Holding Company Common Stock as contemplated by this Agreement shall have been applied for and obtained.

             4.1.4 TAX OPINION. To the extent required by applicable law, rules and regulations, First Mutual shall have received either: (i) a ruling from the Internal Revenue Service or (ii) an opinion from its legal counsel, to the effect that the Merger will be treated as a non-taxable transaction under
Section 368 or other applicable provisions of the Internal Revenue Code and that no gain or loss will be recognized by the stockholders of First Mutual upon the exchange of First Mutual Common Stock held by them for Holding Company Common Stock.

                                    ARTICLE 5
                                   TERMINATION

        5.1 CONDITIONS NOT MET; MUTUAL CONSENT. This Agreement may be terminated at the election of any of the parties hereto if any one or more of the conditions to the obligations of any of them hereunder shall not have been satisfied and shall have become incapable of fulfillment and shall not be waived. This Agreement may also be terminated at any time prior to the Effective Date by the mutual consent of the respective Boards of Directors of the parties.

        5.2 NO FURTHER LIABILITY OR OBLIGATION. In the event of the termination of this Agreement pursuant to any of the foregoing provisions, no party shall have any further liability or obligation of any nature to any other party under this Agreement.

                                    ARTICLE 6
                            EFFECTIVE DATE OF MERGER

        6.1 EFFECTIVE DATE. Applications shall be made for necessary regulatory approvals. Upon satisfaction or waiver (in accordance with the provisions of this Agreement) of each of the conditions set forth in Article 4, the parties hereto shall establish a closing and effective date, and execute and cause to be filed such certificates or further documents as shall be required by the FRB, FDIC, SEC or Department and with such other state or federal regulatory agencies as may be required. Upon approval by and expiration of any applicable waiting periods of the FRB, FDIC, and the Department and endorsement of such certificates, the Merger and other transactions contemplated by this Agreement shall become effective. The Effective Date for all purposes hereunder shall be the date of such endorsements by the Office of the Secretary of State of the State of Washington.

                                    ARTICLE 7
                                  MISCELLANEOUS

        7.1 WAIVER OF CONDITIONS. Any of the terms or conditions of this Agreement, which may legally be waived, may be waived at any time by any party hereto which is entitled to the benefit thereof, or any of such terms or conditions may be amended or modified in whole or in part at any time, to the extent allowed by applicable law, by an agreement in writing, executed in the same manner as this Agreement.

        7.2 AMENDMENTS. Any of the terms or conditions of this Agreement may be amended or modified in whole or in part at any time, to the extent permitted by applicable law, rules and regulations, by an amendment in writing, provided that any such amendment or modification is not materially adverse to First Mutual, Interim, the Holding Company or their stockholders. In the event that any governmental agency requests or requires that the transactions contemplated herein be modified in any respect as a condition of providing a necessary regulatory approval or favorable ruling, or that in the opinion of counsel such modification is necessary to obtain such approval or ruling or any opinion, the Agreement may be modified, at any time by an instrument in writing, provided that the effect of such amendment would not be materially adverse to First Mutual, Interim, Holding Company or their respective stockholders.

        7.3 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given upon receipt if delivered personally, sent by electronic mail or facsimile (receipt confirmed) or delivered by a nationally recognized overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

             (a)   if to First Mutual, to:

                   First Mutual Savings Bank
                   400 108th Avenue NE
                   Bellevue, WA 98004
                   Attention: Phyllis Easterlin
                   Facsimile No.: (425) 455-7330
with copies to:

                   Preston Gates & Ellis LLP
                   5000 Columbia Center
                   701 Fifth Avenue, Suite 5000
                   Seattle, WA 98104
                   Attention: Alan B. Wicks
                   Facsimile No.: (206) 623-7022

             (b)   if to Holding Company, to:

                   John Valaas for Holding Company
                   c/o First Mutual Savings Bank
                   400 108th Avenue NE
                   Bellevue, WA 98004
                   Attention: Chief Executive Officer
                   Facsimile No.: (425) 455-7330

             (c)   if to Interim, to:

                   First Interim Bank
                   400 108th Avenue NE
                   Bellevue, WA 98004
                   Attention: Chief Executive Officer
                   Facsimile No.: (425) 455-7330

        7.4  MISCELLANEOUS. This Agreement and the documents referred to herein
(a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (b) are not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

        7.5 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Washington except insofar as Federal law is deemed to apply.

        7.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to each the other parties, it being understood that all parties need not sign the same counterpart.

        7.7 HEADINGS. The headings of the several articles and sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

        7.8 ATTORNEYS' FEES. If any legal action is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default, or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

        7.9 FURTHER ACTIONS. The officers of Holding Company and each merging bank shall, in the name and on behalf of Holding Company and the respective banks, make all such arrangements, do and perform all such acts and things, and execute and deliver all such certificates and such other instruments and documents as may be reasonably necessary or appropriate in order to fully consummate the transaction herein described.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and Plan of Reorganization as of the date first written.

ATTEST:                                FIRST MUTUAL SAVINGS BANK

/s/ Phyllis A. Easterlin               /s/ John Valaas
-------------------------------        ----------------
                                       By John Valaas, President

ATTEST:                                FIRST INTERIM BANK (in formation)

/s/ Phyllis A. Easterlin
------------------------
                                           By
                                           /s/ Mary Case Dunnam
                                           -------------------------
                                           Mary Case Dunnam, Incorporator

                                           /s/ George W. Rowley, Jr.
                                           -------------------------
                                           George W. Rowley, Jr., Incorporator

                                           /s/ John R. Valaas
                                           -------------------------
                                           John R. Valaas, Incorporator

                                           /s/ H. Scott Wallace
                                           -------------------------
                                           H. Scott Wallace, Incorporator

                                           /s/ Janine Florence
                                           -------------------------
                                           Janine Florence, Incorporator

                                           /s/ F. Kemper Freeman, Jr.
                                           -------------------------
                                           F. Kemper Freeman, Jr., Incorporator

                                           /s/ Victor E. Parker
                                           -------------------------
                                           Victor E. Parker, Incorporator

                                           /s/ William E. Tremper
                                           -------------------------
                                           William E. Tremper, Incorporator

                                           /s/ James J. Doud, Jr.
                                           -------------------------
                                           James J. Doud, Jr., Incorporator

                                           /s/ Richard S. Sprague
                                           -------------------------
                                           Richard S. Sprague, Incorporator

                                           /s/ Robert C. Wallace
                                           -------------------------
                                           Robert C. Wallace, Incorporator

ATTEST: /s/ Phyllis A. Easterlin           FIRST MUTUAL BANCSHARES, INC.
        ------------------------
                                           /s/ John R. Valaas
                                           ------------------
                                           By John Valaas, President

                                 SCHEDULE 1.6(a)

                     DIRECTORS OF FIRST MUTUAL SAVINGS BANK

GROUP I

Janine Florence

F. Kemper Freeman, Jr.

Victor E. Parker

William E. Tremper


GROUP II

Mary Case Dunnam

George W. Rowley, Jr.

John R. Valaas

H. Scott Wallace


GROUP III

James J. Doud, Jr.

Richard S. Sprague

Robert C. Wallace

                                 SCHEDULE 1.6(b)

                 EXECUTIVE OFFICERS OF FIRST MUTUAL SAVINGS BANK

NAME                           POSITION HELD

John R. Valaas                 President, Chief Executive Officer

Roger A. Mandrey               Executive Vice President, Chief Financial Officer

James R. Boudreau              Senior Vice President, Chief Credit Officer

Robin R. Carey                 Vice President Operations and Administration

Nancy Chermak                  Vice President Loan Administration

Pamela S. Drexler              Vice President Loan Servicing

Carolyn F. Ellingson           Vice President Central Banking Operations

Robert J. Everett              Vice President Income Property Lending

Scott B. Harlan                Vice President Residential and Consumer Lending

Tony S. Icasiano               Vice President Controller

Kenneth J. Walkky              Vice President Income Property Lending

Ronald P. Werth                Vice President Business Banking

J. Robert Wicks                Vice President Branch Administration

James D. Young                 Vice President Asset Management